UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 29, 2007

PAB Bankshares, Inc.
(Exact name of registrant as specified in its charter)

Georgia	000-25422	58-1473302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 North Valdosta Road, Valdosta, Georgia	31602
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (229) 241-2775

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 29, 2007, PAB Bankshares, Inc. (the "Registrant") issued a press release announcing its financial results for the three months and nine months ended September 30, 2007 (the "Press Release"). The Press Release, including financial tables, is attached as Exhibit 99.1 to this report. On October 30, 2007 at 9:00 AM Eastern, the Registrant intends to hold a conference call and webcast to discuss its financial results as reported in the Press Release. Instructions on how to access the conference call and webcast are included in the Press Release.

Item 9.01. Financial Statements and Exhibits.

          (c) Exhibits:

               99.1     Press Release dated October 29, 2007.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAB Bankshares, Inc. (Registrant)
October 29, 2007 (Date)	/s/ DONALD J. TORBERT, JR. Donald J. Torbert, Jr. Executive Vice President and Chief Financial Officer